EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Ozark Ethanol, LLC (the “Company”) on Form 10-QSB for the period ended May 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2007	By:	/s/ Jim McClendon
Jim McClendon
Chair (Principal Executive Officer)

Date: July 30, 2007	By:	/s/ Brad Williams
Brad Williams
Treasurer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Ozark Ethanol, LLC and will be retained by Ozark Ethanol, LLC and furnished to the Securities and Exchange Commission or its staff upon request.